Exhibit 10.2

RECOVERY PROPERTY PURCHASE AND SALE AGREEMENT

by and between

NYSEG STORM FUNDING, LLC,

as Issuer

and

NEW YORK STATE ELECTRIC & GAS CORPORATION,

as Seller

Dated as of [Closing Date], 20[25]

i

ii

This RECOVERY PROPERTY PURCHASE AND SALE AGREEMENT, dated as of [Closing Date], 20[25] (this “Agreement”), is between NYSEG Storm Funding, LLC, a Delaware limited liability company (the “Issuer”), and New York State Electric & Gas Corporation, a New York corporation (together with its successors in interest to the extent permitted hereunder, the “Seller” or “NYSEG”).

RECITALS

WHEREAS, the Issuer desires to purchase the Recovery Property created pursuant to the Act and the Financing Order;

WHEREAS, the Seller is willing to sell its rights and interests in and to the Recovery Property to the Issuer whereupon such rights and interests will become the Recovery Property;

WHEREAS, the Issuer, in order to finance the purchase of the Recovery Property, will enter into that certain Indenture, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”) between the Issuer and U.S. Bank Trust Company, National Association, a national banking association, in its capacity as Indenture Trustee (the “Indenture Trustee”) and in its separate capacity as a securities intermediary (the “Securities Intermediary”), and issue the Recovery Bonds thereunder and under the Series Supplement (as defined in the Indenture); and

WHEREAS, the Issuer, to secure its obligations under the Recovery Bonds and the Indenture, will pledge, among other things, all right, title and interest of the Issuer in and to the Recovery Property and this Agreement to the Indenture Trustee for the benefit of the Secured Parties.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01. Definitions.

(a) Unless otherwise defined herein, capitalized terms used herein shall have the meanings specified in the Indenture (including Appendix A attached thereto).

(b) Whenever used in this Agreement, the following words and phrases shall have the following meanings:

“Tariff” means that compliance tariff statement filed with the NYPSC contemporaneously with the submission of the Issuance Advice Letter pursuant to the Financing Order to evidence the Recovery Charges, as amended.

SECTION 1.02. Other Definitional Provisions.

(a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(b) The words “hereof,” “herein,” “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term “including” shall mean “including without limitation”.

(c) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms.

ARTICLE II

CONVEYANCE OF RECOVERY PROPERTY

SECTION 2.01. Conveyance of Recovery Property.

(a) In consideration of the Issuer’s payment to the Seller of $[   ], subject to the conditions specified in Section 2.02, the Seller does hereby irrevocably sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse except as otherwise set forth herein, (i) all right, title and interest in and to Recovery Charges established pursuant to the Financing Order, as approved by the NYPSC and adjusted from time to time in accordance with the Financing Order, (ii) in and to all revenues, collections, claims, payments, money, or proceeds of or arising from the Recovery Charges or constituting Recovery Charges that are the subject of the Financing Order, regardless of whether such revenues, collections, claims, payments, money, or proceeds are imposed, billed, received, collected, or maintained together with or commingled with other revenues, collections, claims, payments, money, or proceeds; and (iii) in and to all rights to obtain periodic adjustments to the Recovery Charges pursuant to the terms of the Financing Order (referred to herein as “Recovery Property”). Such sale, transfer, assignment, set over and conveyance is hereby expressly stated to be a sale and, pursuant to Subsections 1 and 2 of Section 5 of the Act, shall be treated as an absolute transfer and true sale of, and not a security interest, of the Recovery Property. This is the statement referred to in Subsections 1 and 2 of Section 5 of the Act. If such sale, transfer, assignment, set over and conveyance is held not to be a true sale as contemplated by Subsections 1 and 2 of Section 5 of the Act, then such sale, transfer, assignment, set over and conveyance shall be treated as the grant of a security interest in the Recovery Property and the Seller hereby grants to the Issuer a security interest in the Recovery Property and the proceeds thereof to secure its obligations hereunder.

(b) Subject to Section 2.02, the Issuer does hereby purchase the Recovery Property from the Seller for the consideration set forth in Section 2.01(a).

SECTION 2.02. Conditions to Sale of Recovery Property.

The obligation of the Issuer to purchase Recovery Property on the Closing Date shall be subject to the satisfaction of each of the following conditions:

(i) on or prior to the Closing Date, the Seller must duly execute and deliver this Agreement to the Issuer;

(ii) on or prior to the Closing Date, the Seller shall have received the Financing Order authorizing the creation of the Recovery Property;

(iii) on or prior to the Closing Date, the Seller must have submitted the Issuance Advice Letter with the Secretary to the NYPSC, filed the Tariff, and the NYPSC shall not have issued a disapproval letter directing the Bonds not be issued;

(iv) as of the Closing Date, the Seller is not insolvent and will not have been made insolvent by such sale and the Seller is not aware of any pending insolvency with respect to itself;

(v) as of the Closing Date, the representations and warranties of the Seller set forth in this Agreement shall be true and correct with the same force and effect as if made on the Closing Date (except to the extent that they relate to an earlier date); on and as of the Closing Date no breach of any covenant or agreement of the Seller contained in this Agreement has occurred and is continuing; and no Servicer Default shall have occurred and be continuing;

(vi) as of the Closing Date, (A) the Issuer shall have sufficient funds available to pay the purchase price for the Recovery Property to be conveyed on such date and (B) all conditions to the issuance of the Recovery Bonds intended to provide such funds set forth in the Indenture shall have been satisfied or waived;

(vii) on or prior to the Closing Date, the Seller shall have taken all action required to transfer to the Issuer ownership of the Recovery Property to be conveyed on such date, free and clear of all Liens other than Liens created by the Issuer pursuant to the Basic Documents and to perfect such transfer, including, without limitation, filing any statements or filings under the Act or the UCC; and the Issuer or the Servicer, on behalf of the Issuer, shall have taken any action required for the Issuer to grant the Indenture Trustee a Lien and a first priority perfected security interest in the Recovery Bond Collateral and maintain such security interest as of such date;

(viii) the Seller shall have received and delivered to the Issuer and the Indenture Trustee an opinion or opinions of outside tax counsel (as selected by the Seller, and in form and substance reasonably satisfactory to the Issuer and the Underwriters) to the effect that (A) the Issuer will not be subject to United States federal income tax as an entity separate from its sole owner and that the Recovery Bonds will be treated as debt of the Issuer’s sole owner for United States federal income tax purposes, and (B) for U.S. federal income tax purposes, the issuance of the Recovery Bonds will not result in gross income to the Seller. The opinion of outside tax counsel described above may, if the Seller so chooses, be conditioned on the receipt by the Seller of one or more letter rulings from the Internal Revenue Service (unless the Internal Revenue Service has announced that it will not rule on the issues described in this paragraph) and in rendering such opinion outside tax counsel shall be entitled to rely on the rulings contained in such ruling letters and to rely on the representations made, and information supplied, to the Internal Revenue Service in connection with such letter rulings;

(ix) on and as of the Closing Date, each of the LLC Agreement, the Servicing Agreement, this Agreement, the Indenture, the Financing Order, the Tariff and the Act shall be in full force and effect; and

(x) the Seller shall have delivered to the Indenture Trustee and the Issuer an Officers’ Certificate confirming the satisfaction of each condition precedent specified in this Section 2.02.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF SELLER

Subject to Sections 3.10, the Seller makes the following representations and warranties, as of the Closing Date, and the Seller acknowledges that the Issuer has relied thereon in acquiring the Recovery Property. The representations and warranties shall survive the sale and transfer of Recovery Property to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture. The Seller agrees that (i) the Issuer may assign the right to enforce the following representations and warranties to the Indenture Trustee and (ii) the representations and warranties inure to the benefit of the Issuer and the Indenture Trustee.

SECTION 3.01. Organization and Good Standing.

(a) The Seller is duly organized and validly existing and in good standing under the laws of the State of New York, with requisite corporate power and authority (i) to own its properties as owned on the Closing Date and to conduct its business as conducted by it, on the Closing Date, (ii) to obtain the Financing Order and to own, sell and transfer Recovery Property and (iii) to execute, deliver and perform the terms of this Agreement and the execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Seller under its organizational or governing documents and laws.

(b) After giving effect to the sale of the Recovery Property under this Agreement, the Seller: (i) is solvent and expects to remain solvent, (ii) is adequately capitalized to conduct its business and affairs considering its size and the nature of its business and intended purposes, (iii) is not engaged and does not expect to engage in a business for which its remaining property represents an unreasonably small portion of its capital, (iv) reasonably believes that it will be able to pay its debts as they become due and (v) is able to pay its debts as they mature and does not intend to incur, nor does it believe that it will incur, indebtedness that it will not be able to repay at its maturity.

SECTION 3.02. Reserved.

SECTION 3.03. Reserved.

SECTION 3.04. Binding Obligation.

This Agreement constitutes a legal, valid and binding obligation of the Seller enforceable against it in accordance with its terms, subject to applicable insolvency, reorganization, moratorium, fraudulent transfer and other laws relating to or affecting creditors’ or secured parties’ rights generally from time to time in effect and to general principles of equity (including concepts of materiality, reasonableness, good faith and fair dealing), regardless of whether considered in a proceeding in equity or at law.

SECTION 3.05. No Violation.

The consummation by the Seller of the transactions contemplated by this Agreement and the fulfillment of the terms of this Agreement (a) do not conflict with the organizational documents of the Seller or any indenture or other agreement or instrument to which the Seller is a party or by which it or any of its property is bound, nor will consummation by the Seller of the transactions contemplated hereunder result in the creation or imposition of any Lien upon its properties pursuant to the terms of such indenture, agreement or other instrument (other than any that may be granted under the Basic Documents or the Lien arising under Section 6 of the Act, the Financing Order and the Issuance Advice Letter) or violate any existing law or any existing order, rule or regulation applicable to the Seller and (b) is consistent with the Act and the Financing Order.

SECTION 3.06. No Proceedings.

(a) There are no proceedings pending and, to the Seller’s knowledge, there are no proceedings threatened and, to the Seller’s knowledge, there are no investigations pending or threatened, before any Governmental Authority having jurisdiction over the Seller or its properties involving or relating to the Seller or the Issuer or, to the Seller’s knowledge, any other Person: (i) asserting the invalidity of the Act, the Financing Order, the Issuance Advice Letter, this Agreement, any of the other Basic Documents or the Recovery Bonds, (ii) seeking to prevent the issuance of the Recovery Bonds or the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Documents, (iii) seeking any determination or ruling that could reasonably be expected to materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of the Act, the Financing Order, the Issuance Advice Letter, this Agreement, any of the other Basic Documents or the Recovery Bonds or (iv) seeking to adversely affect the federal income tax or state income or franchise tax classification of the Recovery Bonds as debt.

(b) There is no order by any court or regulatory agency providing for the revocation, alteration, limitation or other impairment of the Act, the Financing Order, the Issuance Advice Letter, the Recovery Property or the Recovery Charges or any rights arising under any of them or that seeks to enjoin the performance of any obligations under the Financing Order.

SECTION 3.07. Consents and Approvals.

Except for financing statements under the Act, no governmental approvals, authorizations, consents, orders or other actions or filings, other than filings under the Act, are required for the Seller to execute, deliver and perform its obligations under this Agreement except those which have been obtained or made or are required to be made by the Seller in the future pursuant to this Agreement.

SECTION 3.08. The Recovery Property.

(a) Information. Subject to subsection (f) below, at the Closing Date, all written information, as amended or supplemented from time to time, provided by the Seller to the Issuer with respect to the Recovery Property (including the Expected Sinking Fund Schedule, the Financing Order and the Issuance Advice Letter relating to the Recovery Property) is true and correct in all material respects.

(b) Title. It is the intention of the parties hereto that (other than for federal income tax purposes and, to the extent consistent with applicable state tax law, state income and franchise tax purposes) the transfers and assignments herein contemplated each constitute a sale and absolute transfer of the Recovery Property from the Seller to the Issuer and that no interest in, or right or title to, the Recovery Property shall be part of the Seller’s estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. No portion of the Recovery Property has been sold, transferred, assigned or pledged or otherwise conveyed by the Seller to any Person other than the Issuer, and no security agreement, financing statement or equivalent security or lien instrument listing the Seller as debtor covering all or any part of the Recovery Property is on file or of record in any jurisdiction, except such as may have been filed, recorded or made in favor of the Issuer or the Indenture Trustee in connection with the Basic Documents. The Seller has not authorized the filing of and is not aware (after due inquiry) of any financing statement against it that includes a description of collateral including the Recovery Property other than any financing statement filed, recorded or made in favor of the Issuer or the Indenture Trustee in connection with the Basic Documents. The Seller is not aware (after due inquiry) of any judgment or tax lien filings against either the Seller or the Issuer. At the Closing Date, immediately prior to the sale of the Recovery Property hereunder, the Seller is the original and the sole owner of the Recovery Property free and clear of all Liens and rights of any other Person, and no offsets, defenses or counterclaims exist or have been asserted with respect thereto.

(c) Transfer Filings. On the Closing Date, immediately upon the sale under this Agreement, the Recovery Property transferred on the Closing Date shall be validly transferred and sold to the Issuer, the Issuer shall own all such Recovery Property, free and clear of all Liens, except for the Lien arising under Section 5 of the Act, the Financing Order, and all submissions, filings and action to be made or taken by the Seller (including filings with the NYPSC under the Act) necessary in any jurisdiction to give the Issuer a perfected ownership interest (subject to any Lien created by the Issuer or by the Act in favor of the Holder under the basic documents or the Act) in the Recovery Property shall have been made.

(d) Financing Order, Issuance Advice Letter and Tariff; Other Approvals. Under the laws of the State of New York (including the Act) and the United States in effect on the Closing Date: (i) the Financing Order and the Issuance Advice Letter pursuant to which the right, title and the interest in and to the Recovery Charges has been created and the interest in and to the Recovery Property, has become final and non-appealable and is in full force and effect, and the Seller has validly and irrevocably consented to the terms of the Financing Order, (ii) as of the Closing Date, the Recovery Bonds are entitled to the protection provided under Section 9 of the Act, (iii) the process by which the Financing Order was approved and the Financing Order, the Issuance Advice Letter and the Tariff comply with all applicable laws and regulations, (iv) the Issuance Advice Letter and the Tariff have been submitted in accordance with the Financing Order, (v) no other approval, authorization, consent, order or other action of, or filing with any governmental authority is required on the part of the Seller in connection with the creation of the Recovery Property, except those that have been obtained or made, and (vi) under the “contract clause” of the U.S. Constitution, Holders of the Recovery Bonds could, absent a demonstration by the State of New York that such action is necessary to further a significant and legitimate public purpose, successfully challenge the constitutionality of any legislative action that impairs or reduces the value of the Recovery Property or the Recovery Charges so as to impair (a) the terms of the Indenture or the Recovery Bonds or (b) the rights and remedies of the bondholders determined by such court to limit, alter, impair or reduce the value of the Recovery Property or the Recovery Charges prior to the time that the Recovery Bonds are fully paid and discharged.

(e) State Action. Under the Act, the State of New York has pledged and agreed with the Bondholders, any financing parties, that it will not take or permit any action that limits, alters or impairs the value of Recovery Property or, except as required by a True-Up Adjustment described in the Financing Order, reduce, alter or impair Recovery Charges that are imposed, collected and remitted for the benefit of the owners of Recovery Bonds, any assignee, and all financing parties, until all principal and interest in respect of the Recovery Bonds, all financing costs and all amounts to be paid to an assignee or financing party under an ancillary agreement are paid or performed in full.

(f) Assumptions. On the Closing Date, based upon the information available to the Seller on such date, the assumptions used in calculating the Recovery Charges are reasonable and are made in good faith. Notwithstanding the foregoing, the Seller makes no representation or warranty, express or implied, that amounts actually collected arising from those Recovery Charges will in fact be sufficient to meet the payment obligations on the related Recovery Bonds or that the assumptions used in calculating such Recovery Charges will in fact be realized.

(g) Creation of Recovery Property. Upon the issuance of the Recovery Bonds pursuant to the Financing Order: (i) the right to impose, bill and collect the Recovery Charges established pursuant to the Financing Order, will become Recovery Property, (ii) the Recovery Property will constitute a vested, presently existing property right vested in the Holders, (iii) the Recovery Property will include the right, title and interest in and to the Recovery Charges established pursuant to the Financing Order, in and to all revenues, collections, claims, payments, money, or proceeds of or arising from the Recovery Charges, regardless of whether such revenues, collections, claims, payments, money, or proceeds are imposed, billed, received, collected, or maintained together with or commingled with other revenues, collections, claims, payments, money, or proceeds, and in and to all rights to obtain periodic adjustments to the Recovery Charges pursuant to the terms of the Financing Order, (iv) the owner of the Recovery Property will be legally entitled to bill Recovery Charges and collect payments in respect of the Recovery Charges in the aggregate amount sufficient to pay or fund, in accordance with the Indenture, the principal of and interest on the Recovery Bonds to pay the fees and expenses of servicing the Recovery Bonds, and to replenish the Capital Subaccount to the required reserve level until the Recovery Bonds are paid in full, and (v) the Recovery Property will not be subject to any Lien, except for the lien arising under Section 6 of the Act and the Financing Order.

(h) Nature of Representations and Warranties. The representations and warranties set forth in this Section 3.08, insofar as they involve conclusions of law, are made not on the basis that the Seller purports to be a legal expert or to be rendering legal advice, but rather to reflect the parties’ good faith understanding of the legal basis on which the parties are entering into this Agreement and the other Basic Documents and the basis on which the Holders are purchasing the Recovery Bonds, and to reflect the parties’ agreement that, if such understanding turns out to be incorrect or inaccurate, the Seller will be obligated to indemnify the Issuer and its permitted assigns (to the extent required by and in accordance with Section 5.01), and that the Issuer and its permitted assigns will be entitled to enforce any rights and remedies under the Basic Documents, on account of such inaccuracy to the same extent as if the Seller had breached any other representations or warranties hereunder.

(i) Taxes. Under existing law as of the Closing Date, Holders will not be responsible for, nor will payments to Holders be reduced by, any sales tax, gross receipts tax, general corporation tax, single business tax, personal property tax, privilege tax, franchise or license tax, or other tax imposed on the Seller or the Issuer as a result of the sale and assignment of the Recovery Property by the Seller to the Issuer, the acquisition of the Recovery Property by the Issuer or the issuance and sale by the Issuer of the Recovery Bonds, other than withholding of taxes applicable to Recovery Bond payments and any taxes imposed as a result of a failure of the Issuer or the Seller to properly withhold or remit taxes imposed with respect to payments on any Recovery Bond.

(j) Prospectus. As of the date hereof, the information describing the Seller under the caption “The Depositor, Seller, Initial Servicer and Sponsor” in the prospectus dated [Pricing Date], 20[25] relating to the Bonds is true and correct in all material respects.

(k) No Court Order. There is no order by any court providing for the revocation, alteration, limitation or other impairment of the Act, the Financing Order, the Issuance Advice Letter, the Recovery Property or the Recovery Charges or any rights arising under any of them or that seeks to enjoin the performance of any obligations under the Financing Order.

(l) Survival of Representations and Warranties. The representations and warranties set forth in this Section 3.08 shall survive the execution and delivery of this Agreement and may not be waived by any party hereto except pursuant to a written agreement executed in accordance with Article VI and as to which the Rating Agency Condition has been satisfied.

SECTION 3.09. Change in Law.

The representations and warranties in this Agreement speak as of the Closing Date. Any change in the law by legislative enactment or constitutional amendment that renders untrue any of the representations or warranties in this Agreement will not constitute a breach under this Agreement.

SECTION 3.10. Limitations on Representations and Warranties.

Without prejudice to any of the other rights of the parties, the Seller will not be in breach of any representation or warranty, as a result of a change in law by means of any legislative enactment or constitutional amendment. THE SELLER MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, THAT BILLED RECOVERY COLLECTIONS WILL BE ACTUALLY COLLECTED FROM CONSUMERS.

ARTICLE IV

COVENANTS OF THE SELLER

SECTION 4.01. Existence.

Subject to Section 5.02, so long as any of the Recovery Bonds are Outstanding, the Seller (a) will keep in full force and effect its existence and remain in good standing under the laws of the jurisdiction of its organization, (b) will obtain and preserve its qualification to do business, in each case to the extent that in each such jurisdiction such existence or qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the other Basic Documents to which the Seller is a party and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby or to the extent necessary for the Seller to perform its obligations hereunder or thereunder and (c) will continue to operate its transmission and distribution system to provide electrical service to its customers.

SECTION 4.02. No Liens.

Except for the conveyances hereunder or any Lien under or in accordance with arising under Section 6 of the Act for the benefit of the Issuer, Holders or the Indenture Trustee and any Lien that may be granted under the Basic Documents, the Seller will not sell, pledge, assign or transfer, or grant, create, incur, assume or suffer to exist any Lien on, any of the Recovery Property, or any interest therein, and the Seller shall defend the right, title and interest of the Issuer and the Indenture Trustee, on behalf of the Secured Parties, in and to under the Recovery Property against all claims of third parties claiming through or under the Seller. NYSEG, in its capacity as Seller, will not at any time assert any Lien against, or with respect to, any of the Recovery Property.

SECTION 4.03. Delivery of Collections; Sale of Certain Assets.

(a) In the event that the Seller receives any Recovery Charge Collections or other payments in respect of the Recovery Charges or the proceeds thereof other than in its capacity as the Servicer, the Seller agrees to pay to the Servicer, on behalf of the Issuer, all payments received by it in respect thereof as soon as practicable after receipt thereof. Prior to such remittance to the Servicer by the Seller, the Seller agrees that such amounts are held by it in trust for the Issuer and the Indenture Trustee.

(b) The Seller shall not continue as or become a party to any future trade receivables purchase and sale agreement or similar arrangement under which it sells all or any portion of its accounts receivables owing from Customers unless the Rating Agency Condition shall be satisfied with respect to the Recovery Bonds prior to or coincident with such additional arrangement and the Indenture Trustee, the Seller and the other parties to such additional arrangement shall have entered into an Intercreditor Agreement in a form substantially similar to Exhibit A hereto in connection therewith and the terms of the documentation evidencing such trade receivables purchase and sale arrangement or similar arrangement shall expressly exclude Recovery Property (including Recovery Charges) from any receivables or other assets pledged or sold under such arrangement.

(c) If the Seller enters into a sale agreement selling to any Affiliate property or similar property, consisting of nonbypassable charges payable by Customers comparable to those sold by the Seller pursuant to this Agreement, the Rating Agency Condition shall be satisfied with respect to the Recovery Bonds prior to or coincident with such sale and the Indenture Trustee, the Seller and the other parties to such additional arrangement shall enter into an Intercreditor Agreement in a form substantially similar to Exhibit A hereto with the Issuer, the Indenture Trustee, the issuing entity of any such Additional Recovery Bonds and the trustee for such Additional Recovery Bonds.

SECTION 4.04. Notice of Liens.

The Seller shall notify the Issuer and the Indenture Trustee promptly after becoming aware of any Lien on any of the Recovery Property, other than the conveyances hereunder, any Lien under the Basic Documents or any Lien under or in accordance with Section 5.3 of the Act or the UCC in favor of the Indenture Trustee for the benefit of the Holders.

SECTION 4.05. Compliance with Law.

The Seller hereby agrees to comply with its organizational or governing documents and all laws, treaties, rules, regulations and determinations of any Governmental Authority applicable to it, except to the extent that failure to so comply would not materially adversely affect the Issuer’s or the Indenture Trustee’s interests in the Recovery Property or under any of the other Basic Documents to which the Seller is party or the Seller’s performance of its obligations hereunder or under any of the other Basic Documents to which it is party.

SECTION 4.06. Covenants Related to Recovery Bonds and Recovery Property.

(a) So long as any of the Recovery Bonds are Outstanding, the Seller shall treat the Recovery Property as the Issuer’s property for all purposes other than financial reporting, state or federal regulatory or tax purposes, and treat the Recovery Bonds as debt for all purposes and specifically as debt of the Issuer, other than for financial reporting, state or federal regulatory or tax purposes.

(b) Solely for the purposes of federal taxes and, to the extent consistent with applicable state, local and other tax law, for purposes of state, local and other taxes, so long as any of the Recovery Bonds are Outstanding, the Seller agrees to treat the Recovery Bonds as indebtedness of the Seller (as the sole owner of the Issuer) secured by the Recovery Bond Collateral solely for U.S. federal income tax purposes and unless otherwise required by appropriate taxing authorities.

(c) So long as any of the Recovery Bonds are Outstanding, the Seller shall disclose in its financial statements that the Issuer and not the Seller is the owner of the Recovery Property and that the assets of the Issuer are not available to pay creditors of the Seller or its Affiliates (other than the Issuer).

(d) So long as any of the Recovery Bonds are Outstanding, the Seller shall not own or purchase any Recovery Bonds.

(e) So long as the Recovery Bonds are Outstanding, the Seller shall disclose the effects of all transactions between the Seller and the Issuer in accordance with generally accepted accounting principles.

(f) The Seller agrees that upon the sale by the Seller of the Recovery Property to the Issuer pursuant to this Agreement, (i) to the fullest extent permitted by law, the Issuer shall have all of the rights originally held by the Seller with respect to such Recovery Property, including the right to exercise any and all rights and remedies to collect any amounts payable by any Customer in respect of such Recovery Property, notwithstanding any objection or direction to the contrary by the Seller and (ii) any payment by any Customer to the Issuer shall discharge such Customer’s obligations in respect of such Recovery Property to the extent of such payment, notwithstanding any objection or direction to the contrary by the Seller.

(g) So long as any of the Recovery Bonds are Outstanding, (i) in all proceedings relating directly or indirectly to the Recovery Property, the Seller shall affirmatively certify and confirm that it has sold all of its rights and interests in and to such property (other than for financial reporting or tax purposes), (ii) the Seller shall not make any statement or reference in respect of the Recovery Property that is inconsistent with the ownership interest of the Issuer (other than for financial reporting or tax purposes), (iii) the Seller shall not take any action in respect of the Recovery Property except solely in its capacity as Servicer pursuant to the Servicing Agreement or as otherwise contemplated by the Basic Documents, (iv) the Seller will not sell Recovery Property, or property similar to Recovery Property, under a separate financing order in connection with the issuance of Additional Recovery Bonds or other similar bonds unless the Rating Agency Condition shall have been satisfied and the Issuer, Seller, Trustee and any future issuer and future trustee shall enter into an Intercreditor Agreement in a form substantially similar to Exhibit A hereto in connection therewith; and (v) neither the Seller nor the Issuer shall take any action, file any tax return, or make any election inconsistent with the treatment of the Issuer, for purposes of federal taxes and, to the extent consistent with applicable state, local and other tax law, for purposes of state, local and other taxes, as a disregarded entity that is not separate from the Seller (or, if relevant, from another sole owner of the Issuer).

(h) The Seller agrees not to withdraw the submission of the Issuance Advice Letter with the NYPSC.

(i) The Seller shall make all reasonable efforts to keep each Tariff that relates to the Recovery Property in full force and effect at all times.

(j) Promptly after obtaining knowledge of any breach in any material respect of its representations and warranties in this Agreement, the Seller shall notify the Issuer, the NYPSC and the Rating Agencies of the breach.

(k) The Seller shall use the proceeds of the sale of the Recovery Property in accordance with the Financing Order and the Act.

(l) Upon the request of the Issuer, the Seller shall execute and deliver such further instruments and do such further acts as may be necessary to carry out the provisions and purposes of this Agreement.

SECTION 4.07. Protection of Title.

The Seller shall execute and file the filings required by law to perfect and continue the perfection of the interests of the Issuer in the Recovery Property and the Indenture Trustee’s Lien on the Recovery Property, including all filings required under the Act and the UCC relating to the transfer of the ownership of the rights and interests related to the Recovery Bonds under the Financing Order by the Seller to the Issuer and the pledge of the Recovery Property to the Indenture Trustee. The Seller also agrees to take those legal or administrative actions, including defending against or instituting and pursuing legal actions and appearing or testifying at hearings or similar proceedings, in each case, that may be reasonably necessary (i) to protect the Issuer and Secured Parties from claims, state actions or other actions or proceedings of third parties which, if successfully pursued, would result in a breach of any representation or warranty of the Seller set forth in Article III, and the costs of any such actions or proceedings will be paid by the Seller and (ii) to block or overturn any attempts to cause a repeal of, modification of or supplement to the Act, the Financing Order, the Issuance Advice Letter or the rights of Holders by legislative enactment or constitutional amendment that would be materially adverse to the Issuer or the Secured Parties or which would otherwise cause an impairment of the rights of the Issuer or the Secured Parties. The costs of any such actions or proceedings will be payable by the Seller.

SECTION 4.08. Nonpetition Covenants.

Notwithstanding any prior termination of this Agreement or the Indenture, the Seller shall not, prior to the date which is one year and one day after the termination of the Indenture and payment in full of the Recovery Bonds or any other amounts owed under the Indenture, petition or otherwise invoke or cause the Issuer to invoke the process of any Government Authority for the purpose of commencing or sustaining an involuntary case against the Issuer under any federal or state bankruptcy, insolvency or similar law, appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of the property of the Issuer, or ordering the winding up or liquidation of the affairs of the Issuer.

SECTION 4.09. Taxes.

So long as any of the Recovery Bonds are Outstanding, the Seller shall, and shall cause each of its subsidiaries to, pay all material taxes, assessments and governmental charges imposed upon it or any of its properties or assets or with respect to any of its franchises, business, income or property before any penalty accrues thereon if the failure to pay any such taxes, assessments and governmental charges would, after any applicable grace periods, notices or other similar requirements, result in a Lien on the Recovery Property; provided that no such tax need be paid if the Seller or one of its Affiliates is contesting the same in good faith by appropriate proceedings promptly instituted and diligently conducted and if the Seller or such Affiliate has established appropriate reserves as shall be required in conformity with generally accepted accounting principles.

SECTION 4.10. Notice of Breach to Rating Agencies, Etc.

Promptly after obtaining knowledge thereof, in the event of a breach in any material respect (without regard to any materiality qualifier contained in such representation, warranty or covenant) of any of the Seller’s representations, warranties or covenants contained herein, the Seller shall promptly notify the Issuer, the Indenture Trustee, the NYPSC and the Rating Agencies of such breach. For the avoidance of doubt, any breach which would adversely affect scheduled payments on the Recovery Bonds will be deemed to be a material breach for purposes of this Section 4.10.

SECTION 4.11. Use of Proceeds.

The Seller shall use the proceeds of the sale of the Recovery Property in accordance with the Financing Order and the Act.

SECTION 4.12. Further Assurances.

Upon the request of the Issuer, the Seller shall execute and deliver such further instruments and do such further acts as may be reasonably necessary to carry out more effectually the provisions and purposes of this Agreement.

ARTICLE V

THE SELLER

SECTION 5.01. Liability of Seller; Indemnities.

(a) The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Agreement.

(b) The Seller shall indemnify, defend and hold harmless the Issuer and the Indenture Trustee (for itself, for the benefit of the Holders) and each of the Issuer’s and the Indenture Trustee’s respective officers, directors, employees and agents and defend and hold harmless each such person from and against (i) any and all amounts of principal of and interest on the Recovery Bonds not paid when due or when scheduled to be paid in accordance with their terms, (ii) any other amounts payable to any Person in connection with the Recovery Bonds or in connection with the Recovery Property, including but not limited to Indenture Trustee’s fees and expenses, that are not paid when due or when scheduled to be paid pursuant to the Indenture, (iii) the amount of any other deposits to the Collection Account required to have been made in accordance with the terms of the Basic Documents and retained in the Capital Subaccount, or in the Excess Funds Subaccount or released to the Issuer free of the lien of the Indenture, which are not made when so required, (iv) any reasonable costs and expenses incurred by such Person that are not recoverable pursuant to the Indenture and (v) any taxes payable by Holders resulting in a breach of Section 3.08(i), in each case to the extent resulting from the Seller’s breach of any of its representations, warranties or covenants contained in this Agreement, except to the extent of losses either resulting from the willful misconduct, bad faith or gross negligence of such indemnified Persons or resulting from a breach of representation or warranty made by such indemnified Persons in the Indenture or any other document that gives rise to the Seller’s breach. Indemnification under this paragraph shall survive the resignation or removal of the Indenture Trustee.

(c) Notwithstanding Section 5.01(b) above, the Seller shall not be liable for any loss, damages, liability, obligation, claim, action, suit or payment resulting solely from a downgrade in the ratings on the Recovery Bonds or for any consequential damages, including any loss of market value of the Recovery Bonds resulting from any default or any downgrade of the ratings of the Recovery Bonds.

(d) The indemnities described in this Section will survive the termination of this Agreement and include reasonable fees and expenses of investigation and litigation, including reasonable attorneys’ fees and expenses. The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Agreement.

SECTION 5.02. Merger, Conversion or Consolidation of, or Assumption of the Obligations of, Seller.

Any Person (a) into which the Seller may be merged, converted or consolidated and that succeeds to all or substantially all of the electric transmission and distribution business of the Seller, (b) that results from the division of the Seller into two or more Persons and succeeds to all or substantially all of the electric transmission and distribution business of the Seller, (c) that results from any merger or consolidation to which the Seller shall be a party and that succeeds to all or substantially all of the electric transmission and distribution business of the Seller, (d) that succeeds to the properties and assets of the Seller substantially as a whole, or succeeds to all or substantially all of the electric transmission and distribution business of the Seller, or (e) that otherwise succeeds to all or substantially all of the electric transmission and distribution business of the Seller, shall be the successor to the Seller under this Agreement without further act on the part of any of the parties to this Agreement; provided, further, that (i) immediately after giving effect to any transaction referred to above, no representation or warranty made by the Seller pursuant to Article III shall have been breached and, to the extent the Seller is the Servicer, no Servicer Default under the Servicing Agreement, and no event, that after notice or lapse of time, or both, would become a Servicer Default under the Servicing Agreement will have occurred and be continuing, (ii) the successor to the Seller must execute an agreement of assumption to perform every obligation of the Seller under this Agreement, (iii) the Rating Agencies shall have received prior written notice of such transaction, and (iv) the Seller shall have delivered to the Issuer and the Indenture Trustee an Officer’s Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with.

SECTION 5.03. Limitation on Liability of Seller and Others.

The Seller and any director, officer, employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person, respecting any matters arising hereunder. Subject to Section 4.07, the Seller shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

ARTICLE VI

MISCELLANEOUS PROVISIONS

SECTION 6.01. Amendment.

This Agreement may be amended in writing by the Seller and the Issuer with ten (10) Business Days’ prior written notice to the Rating Agencies, but without the consent of any of the Holders (i) to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Holders; provided, however, that such action shall not, as evidenced by an Officer’s Certificate delivered to the Issuer and the Indenture Trustee, adversely affect in any material respect the interests of any Holder or (ii) to conform the provisions hereof to the description of this Agreement in the Prospectus. Promptly after execution of any such amendment or consent, the Issuer shall furnish copies of such amendment or consent to each of the Rating Agencies.

In addition, this Agreement may be amended in writing by the Seller and the Issuer with (i) the prior written consent of the Indenture Trustee, (ii) the satisfaction of the Rating Agency Condition, and (iii) if any amendment would adversely affect in any material respect the interest of any Holder of the Recovery Bonds, the consent of a majority of the Holders of each affected Tranche of Recovery Bonds. In determining whether a majority of Holders have consented, Recovery Bonds owned by the Issuer, Seller or any Affiliate of the Issuer or Seller shall be disregarded, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such consent, the Indenture Trustee shall only be required to disregard any Recovery Bonds it actually knows to be so owned. Promptly after the execution of any such amendment or consent, the Issuer shall furnish copies of such amendment or consent to each of the Rating Agencies.

It shall not be necessary for the consent of Holders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

Prior to the execution of any amendment to this Agreement, the Issuer and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel from external counsel of the Seller stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent have been satisfied and the Opinion of Counsel referred to in Section 3.01(c)(i) of the Servicing Agreement. The Issuer and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects the Indenture Trustee’s own rights, duties or immunities under this Agreement or otherwise.

SECTION 6.02. Notices.

All demands, notices and communications upon or to the Seller, the Issuer, the Indenture Trustee or the Rating Agencies under this Agreement shall be sufficiently given for all purposes hereunder if in writing, and delivered personally, sent by documented delivery service or, to the extent receipt is confirmed telephonically, sent by electronic transmission:

(a) in the case of the Seller, to New York State Electric & Gas Corporation, at 180 South Clinton Avenue, 5th Floor, Rochester, New York 14607, Attention: [    ], Telephone: [( )  -    ];

(b) in the case of the Issuer, to NYSEG Storm Funding, LLC, at 162 Canco Rd., Portland, Maine 04103, Attention: [    ], [    ], Telephone: [( )  -    ];

(c) in the case of the Indenture Trustee, to the Corporate Trust Office;

(d) in the case of Moody’s, to Moody’s Investors Service, Inc., ABS/RMBS Monitoring Department, 24th Floor, 7 World Trade Center, 250 Greenwich Street, New York, New York 10007, Email: ServicerReports@moodys.com (for servicer reports and other reports) and ABSCORMonitoring@moodys.com (for all other notices) (all such notices to be delivered to Moody’s in writing by email);

(e) in the case of S&P, to S&P Global Ratings, a division of S&P Global Inc., Structured Credit Surveillance, 55 Water Street, New York, New York 10041, Telephone: (212) 438-8991, Email: servicer_reports@spglobal.com (all such notices to be delivered to S&P in writing by email); and

(f) as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

SECTION 6.03. Assignment.

Notwithstanding anything to the contrary contained herein, except as provided in Section 5.02, this Agreement may not be assigned by the Seller.

SECTION 6.04. Limitations on Rights of Third Parties.

The provisions of this Agreement are solely for the benefit of the Seller, the Issuer, the Indenture Trustee (for the benefit of the Secured Parties) and the other Persons expressly referred to herein, and such Persons shall have the right to enforce the relevant provisions of this Agreement. Nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Recovery Property or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

SECTION 6.05. Severability.

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remainder of such provision (if any) or the remaining provisions hereof (unless such construction shall be unreasonable), and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 6.06. Separate Counterparts.

This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. The words “execution,” “signed,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

SECTION 6.07. Headings.

The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

SECTION 6.08. Governing Law.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 6.09. Assignment to Indenture Trustee.

The Seller hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Secured Parties of all right, title and interest of the Issuer in, to and under this Agreement, the Recovery Property and the proceeds thereof and the assignment of any or all of the Issuer’s rights hereunder to the Indenture Trustee for the benefit of the Secured Parties. For the avoidance of doubt, the Indenture Trustee is a third-party beneficiary of this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.

SECTION 6.10. Limitation of Liability.

It is expressly understood and agreed by the parties hereto that this Agreement is executed and delivered by the Indenture Trustee, not individually or personally but solely as Indenture Trustee on behalf of the Secured Parties, in the exercise of the powers and authority conferred and vested in it. The Indenture Trustee in acting hereunder is entitled to all rights, benefits, protections, immunities and indemnities accorded to it under the Indenture.

SECTION 6.11. Waivers.

Any term or provision of this Agreement may be waived, or the time for its performance may be extended, by the party or parties entitled to the benefit thereof; provided, however, that no such waiver delivered by the Issuer shall be effective unless the Indenture Trustee (acting at the written direction of the Holders of a majority of the Recovery Bonds) has given its prior written consent thereto. Any such waiver shall be validly and sufficiently authorized for the purposes of this Agreement if, as to any party, it is authorized in writing by an authorized representative of such party. The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

NYSEG STORM FUNDING, LLC, a Delaware limited liability Company

By:
Name: [ ]
Title: [ ]

NEW YORK STATE ELECTRIC & GAS CORPORATION, a New York Corporation

By:
Name: [ ]
Title: [ ]

ACKNOWLEDGED AND ACCEPTED:

U.S. Bank Trust Company, National Association., as Indenture Trustee

By:
Name:
Title:

Signature Page to

Recovery Property Purchase and Sale Agreement

Exhibit A

A-1

EXHIBIT A

FORM OF INTERCREDITOR AGREEMENT

This INTERCREDITOR AGREEMENT (this “Agreement”) is made as of [date], by and among:

(a) New York State Gas & Electric Corporation (in its individual capacity, the “Company”);

(b) [New York State Gas & Electric Corporation, in its separate capacity as the Receivables Servicer (as defined below);]1

(c) New York State Gas & Electric Corporation, in its separate capacity as the initial servicer of, and collection agent with respect to, the Initial Recovery Property (as defined below) (including any successor in such capacity, the “Initial Recovery Property Servicer”);

(d) [New York State Gas & Electric Corporation, in its separate capacity as the initial servicer of, and collection agent with respect to, the Additional Securitization Property (as defined below) (including any successor in such capacity, the “Additional Securitization Property Servicer”);]2

(e) New York State Gas & Electric Corporation, in its separate capacity as the initial servicer of, and collection agent with respect to, any Joining Transaction Securitization Property (as defined below) (including any successor in such capacity, a “Joining Transaction Property Servicer”)

(f) NYSEG Storm Funding, LLC, a Delaware limited liability company (the “Initial Bond Issuer”);

(g) U.S. Bank Trust Company, National Association, not in its individual capacity, but solely in its capacity as indenture trustee (including any successor in such capacity, the “Initial Bond Trustee”) under the Initial Indenture (as defined below);

(h) [[insert name of affiliated purchaser of Receivables] (“Buyer”), a [    ] corporation;]1

(i) [[insert name of agent or collateral agent or collateral trustee acting as representative of third-party receivables purchasers or lenders], as [Administrative Agent][Collateral Agent][Collateral Trustee] (in such capacity, and including any successor agent, the “Administrative Agent”) for the [Receivables Purchasers][Lenders] referred to below;]1

[1]	To be included if the Company becomes a party to a receivables securitization program other than an additional issuance of securitized utility tariff bonds or similar bonds.
[2]	To be included if the Company becomes a party to an additional issuance of securitized utility tariff bonds or similar bonds.

(j) [[SPE II], a [     ] (the “Additional Bond Issuer”);]2

(k) [[TRUSTEE], not in its individual capacity, but solely in its capacity as indenture trustee (including any successor in such capacity, the “Additional Bond Trustee”) under the Additional Indenture (as defined below); and]2

(l) each Joining Transaction Issuer (as defined below) joined hereto by execution of a Joinder Agreement; and

(m) each trustee, indenture trustee, lender, administrative agent, collateral agent, purchaser or other party (excluding any Joining Transaction Issuer) joined hereto by execution of a joinder agreement substantially in the form attached hereto as Exhibit A (each such party, a “Joining Transaction Trustee” and each such joinder agreement, a “Joinder Agreement”)

[WHEREAS, pursuant to the terms of that certain [describe purchase agreement whereby Buyer acquires Receivables from Company] (as it may hereafter from time to time be further amended, restated or modified and as supplemented from time to time, the “Purchase Agreement”), between Buyer and the Company, the Company has sold and may hereafter sell to Buyer all of the Company’s right, title and interest in and to certain [Outstanding Receivables] and [Collections] (as such terms are defined in the Purchase Agreement, which terms do not include Initial Securitization Utility Tariff Charges [or the Additional Securitization Charges, each] as defined below, or collections thereof; and the Outstanding Receivables, Collections thereof, related property and all proceeds of the foregoing are collectively referred to herein as the “Receivables”);]3

[WHEREAS, pursuant to that certain [describe agreement whereby Receivables Purchasers acquire security and/or ownership interests in the Receivables from the Buyer] (as it may hereafter from time to time be further amended, restated or modified and as supplemented from time to time, the “[Receivables Purchase Agreement]4”), by and among the Buyer, the Receivables Servicer, the Administrative Agent and the financial institutions and other entities party thereto as [purchasers][lenders] (such [purchasers][lenders] and the Administrative Agent being collectively referred to as the “[Receivables Purchasers]5”), Buyer has [sold and may hereafter sell undivided interests in][granted a security interest in] the Receivables to the Administrative Agent for the benefit of the Receivables Purchasers;]3

[WHEREAS, pursuant to the terms of the Purchase Agreement, the Receivables Purchase Agreement and that certain [describe any agency or similar agreement comprising part of the receivables purchase documents] (as it may hereafter from time to time be further amended, restated or modified and as supplemented from time to time, the “Agency Agreement”, and together with the Purchase Agreement and the Receivables Purchase Agreement, collectively, the “Receivables Agreements”), the Company has been appointed as a servicer (the “Receivables Servicer”) and collection agent and has agreed to provide certain servicing and collection functions with respect to the Receivables;]3

[3]

This paragraph, and all provisions of this form relating to such a program, to be included only if the Company becomes a party to a receivables securitization program other than an additional issuance of securitized utility tariff bonds or similar bonds.

[4]

If additional financing takes the form of a loan and a grant of a security interest, the term “Receivables Purchase Agreement” may be changed throughout to “Receivables Financing Agreement” or another appropriate term.

[5]	If additional financing takes the form of a loan and a grant of a security interest, the term “Receivables Purchasers” may be changed throughout to “Receivables Lenders” or another appropriate term.

WHEREAS, pursuant to the terms of that certain Recovery Property Purchase and Sale Agreement, dated as of [           ], 2025 (as it may hereafter from time to time be amended, restated or modified, the “Initial Sale Agreement”), between the Initial Bond Issuer and the Company in its capacity as seller, the Company has sold to the Initial Bond Issuer certain assets known as “Recovery Property” which includes the right to impose, charge and collect “Recovery Charges” as each such term is defined or as otherwise used in Chapter 224 of the Laws of 2024 of the State of New York (the “Securitization Law”) and the financing order issued under the Securitization Law by the New York Public Service Commission (the “Commission”) to New York State Gas & Electric Corporation on December 19, 2024, Case No. 24-E-0493, authorizing the creation of the Recovery Property, (such Recovery Property, the “Initial Recovery Property” and such Recovery Charges, the “Initial Recovery Charges”);

WHEREAS, pursuant to the terms of that certain Indenture dated as of [        ], 2025 (as it may hereafter from time to time be amended, restated or modified and as supplemented by the Series Supplement and any other supplemental indenture, the Series Supplement and Indenture, as supplemented, being collectively referred to herein as the “Initial Indenture”), between the Initial Bond Issuer and the Initial Bond Trustee, the Initial Bond Issuer, among other things, has granted to the Initial Bond Trustee a security interest in certain of its assets, including the Initial Recovery Property, to secure, among other things, the notes issued pursuant to the Initial Indenture (the “Initial Recovery Bonds”);

WHEREAS, pursuant to the terms of that certain Servicing Agreement dated as of [         ], 2025 (as it may hereafter from time to time be amended, restated or modified, the “Initial Servicing Agreement,” and the Initial Servicing Agreement, together with the Initial Sale Agreement and the Initial Indenture, the “Initial Bond Agreements”), between the Initial Bond Issuer and the Initial Recovery Property Servicer, the Initial Recovery Property Servicer has agreed to provide for the benefit of the Initial Bond Issuer certain servicing and collection functions with respect to the Initial Recovery Charges;

[WHEREAS, pursuant to the terms of that certain Recovery Property Purchase and Sale Agreement, dated as of [           ], 20[ ] (as it may hereafter from time to time be amended, restated or modified, the “Additional Sale Agreement”), between the Additional Bond Issuer and the Company in its capacity as seller, the Company has sold to the Additional Bond Issuer certain assets known as “Recovery Property” which includes the right to impose, charge and collect “Recovery Charges” as each such term is defined or as otherwise used in Section 2 of the Securitization Law and the financing order issued under the Securitization Law by the Commission to New York State Gas & Electric Corporation on December 19, 2024, Case No. 24-E-0493, authorizing the creation of the Recovery Property or other similar property created pursuant to a similar statute (such recovery property, the “Additional Securitization Property” and such recovery charges or other similar charges, the “Additional Securitization Charges”);]6

[6]	This paragraph, and all provisions of this form relating to additional bonds, to be included only if the Company becomes a party to an additional issuance of recovery bonds or similar bonds.

[WHEREAS, pursuant to the terms of that certain Indenture dated as of [        ], 20[ ] (as it may hereafter from time to time be amended, restated or modified and as supplemented by the Series Supplement and any other supplemental indenture, the Series Supplement and Indenture, as supplemented, being collectively referred to herein as the “Additional Indenture”), between the Additional Bond Issuer and the Additional Bond Trustee, the Additional Bond Issuer, among other things, has granted to the Additional Bond Trustee a security interest in certain of its assets, including the Additional Securitization Property, to secure, among other things, the notes issued pursuant to the Additional Indenture (the “Additional Securitization Bonds”);]6

[WHEREAS, pursuant to the terms of that certain Servicing Agreement dated as of [         ], 20[ ] (as it may hereafter from time to time be amended, restated or modified, the “Additional Servicing Agreement,” and the Additional Servicing Agreement, together with the Additional Sale Agreement and the Additional Indenture, the “Additional Bond Agreements”), between the Additional Bond Issuer and the Additional Securitization Property Servicer, the Additional Securitization Property Servicer has agreed to provide for the benefit of the Additional Bond Issuer certain servicing and collection functions with respect to the Additional Securitization Charges;]6

WHEREAS, the Company may from time to time, pursuant to a Purchase Agreement (such Purchase Agreement, a “Joining Transaction Purchase Agreement”), agree to sell to one or more Joining Transaction Trustees or Joining Transaction Issuers, or grant security interests to one or more Joining Transaction Trustees or Joining Transaction Issuers in, charges imposed upon customers of the Company where such charges are created pursuant to a financing order or similar order issued under the Securitization Law or similar law, authorizing the creation of recovery property or other similar property (such recovery property, the “Joining Transaction Securitization Property” and such recovery charges or other similar charges, the “Joining Transaction Securitization Charges”);

WHEREAS, pursuant to an Indenture (each such Indenture, a “Joining Transaction Indenture”), between a Joining Transaction Issuer and a Joining Transaction Trustee, such Joining Transaction Issuer, among other things, will grant to such Joining Transaction Trustee a security interest in certain of its assets, including such Joined Securitization Property, to secure, among other things, the notes issued pursuant to such Joined Transaction Indenture (the “Joining Transaction Securitization Bonds”);

WHEREAS, pursuant to the terms of a Servicing Agreement (such Servicing Agreement, a “Joining Transaction Servicing Agreement,” and together with the Joining Transaction Purchase Agreement and the Joining Transaction Indenture, the “Joining Transaction Bond Agreements”), between a Joining Transaction Issuer and a Joining Transaction Property Servicer, such Joining Transaction Property Servicer will provide for the benefit of such Joining Transaction Issuer certain servicing and collection functions with respect to the Joining Transaction Securitization Charges;

WHEREAS, [the Receivables,] the Initial Recovery Charges, [the Additional Securitization Charges] and [each of the Joining Transaction Securitization Charges] will be invoiced collectively on the bills sent to the Company’s customers receiving electric transmission or distribution service, or both, (the “Customers”), which Customers are obligated to pay [the Receivables,] the Initial Recovery Charges, [the Additional Securitization Charges] and the Joining Transaction Securitization Charges, and the parties hereto wish to agree upon their respective rights relating to the Receivables, the Initial Recovery Property, the Additional Securitization Property and the Joining Transaction Securitization Property and any bank accounts into which collections of the foregoing may be deposited, as well as other matters of common interest to them which arise under or result from the coexistence of the Initial Bond Agreements, [the Additional Bond Agreements,] the Joining Transaction Bond Agreements and [the Receivables Agreements];

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

SECTION 1. Acknowledgment of Ownership Interests and Security Interests.

(a)  Each of the parties hereto hereby acknowledges the ownership interest of the Initial Bond Issuer in the Initial Recovery Property, including the Initial Recovery Charges and the revenues, collections, claims, rights, payments, money and proceeds arising therefrom, and the security interests granted therein in favor of the Initial Bond Trustee for the benefit of itself and the Holders of the Initial Recovery Bonds.

[Each of the parties hereto hereby acknowledges the ownership interest of the Additional Bond Issuer in the Additional Securitization Property, including the Additional Securitization Charges and the revenues, collections, claims, rights, payments, money and proceeds arising therefrom, and the security interests granted therein in favor of the Additional Bond Trustee for the benefit of itself and the Holders of the Additional Securitization Bonds.]

[Each of the parties hereto hereby acknowledges the ownership interest of each of the Joining Transaction Issuers in the related Joining Transaction Securitization Property, including such Joining Transaction Securitization Charges and the revenues, collections, claims, rights, payments, money and proceeds arising therefrom, and the security interests granted therein in favor of each Joining Transaction Trustee for the benefit of itself and the Holders of such Joining Transaction Securitization Bonds.]

[Each of the parties hereto hereby acknowledges the ownership interest and security interests of the Buyer and the Receivables Purchasers in the Receivables and the revenues, collections, claims, rights, payments, money and proceeds arising therefrom. ]

[The parties hereto agree that the Initial Recovery Property, [the Additional Securitization Property,] the Joining Transaction Securitization Property and [the Receivables] each shall constitute separate property rights notwithstanding that they may be evidenced by a single bill. The Company further agrees that it will not include the Initial Recovery Property[, [the Additional Securitization Property] or any Joining Transaction Securitization Property in calculating the amount of the Receivables sold or to be sold under the Receivables Agreements. ]

[The Receivables Purchasers and the Receivables Servicer, the Additional Bond Trustee, the Additional Bond Issuer and the Additional Securitization Property Servicer,] each Joining Transaction Issuer, each Joining Transaction Trustee and each Joining Transaction Property Servicer each acknowledge that, notwithstanding anything in [the Receivables Agreements, the Additional Bond Agreements] or the Joining Transaction Bond Agreements to the contrary, none of such parties has any interest in the Initial Recovery Property. [The Initial Bond Trustee, the Initial Bond Issuer and the Initial Recovery Property Servicer, [the Receivables Purchasers and the Receivables Servicer] and each Joining Transaction Issuer, each Joining Transaction Trustee and each Joining Transaction Property Servicer each acknowledge that, notwithstanding anything in the Initial Bond Agreements, [the Receivables Agreements] or the Joining Transaction Bond Agreements to the contrary, none of such parties has any interest in the Additional Securitization Property.] The Initial Bond Trustee, the Initial Bond Issuer. the Initial Recovery Property Servicer, [the Receivables Purchasers and the Receivables Servicer, the Additional Bond Trustee, the Additional Bond Issuer and the Additional Securitization Property Servicer], each Joining Transaction Issuer (excluding the Joining Transaction Issuer party to the applicable Joining Transaction Bond Agreement), each Joining Transaction Trustee (excluding the Joining Transaction Trustee party to the applicable Joining Transaction Bond Agreement) and each Joining Transaction Property Servicer (excluding the Joining Transaction Property Servicer party to the applicable Joining Transaction Bond Agreement) each acknowledge that, notwithstanding anything in the Initial Bond Agreements, [the Receivables Agreements, the Additional Bond Agreements] or the Joining Transaction Bond Agreements (excluding the applicable Joining Transaction Bond Agreement), none of such parties has any interest in any Joining Transaction Securitization Property. [The Initial Bond Trustee, the Initial Bond Issuer and the Initial Recovery Property Servicer, [the Additional Bond Trust, the Additional Bond Issuer and the Additional Securitization Property Servicer,] and each Joining Transaction Issuer, each Joining Transaction Trustee and each Joining Transaction Property Servicer each further acknowledge that, notwithstanding anything in the Initial Bond Agreements, [the Additional Bond Agreements] or any Joining Transaction Bond Agreements to the contrary, none of such parties has any interest in the Receivables].

(b) Each of [the Administrative Agent and the Buyer, the Additional Bond Issuer and the Additional Bond Trustee] and each Joining Transaction Issuer and each Joining Transaction Trustee hereby releases all liens and security interests of any kind whatsoever which the [Administrative Agent or Buyer, the Additional Bond Issuer or Additional Bond Trustee] or each Joining Transaction Issuer or each Joining Transaction Trustee may hold or obtain in the Initial Recovery Property. Each of [the Administrative Agent and Buyer, the Additional Bond Issuer and the Additional Bond Trustee[ and each Joining Transaction Issuer and each Joining Transaction Trustee agrees, upon the reasonable request of the Company or the Initial Bond Trustee (acting at the written direction of a majority aggregate outstanding principal amount of Holders of the Initial Recovery Bonds (the “Majority Holders”)), to execute and deliver to the Initial Bond Trustee such UCC partial release statements and other documents and instruments, and to do such other acts and things, as the Company or the Initial Bond Trustee (acting at the written direction of Majority Holders) may reasonably request in order to evidence the release provided for in this Section 1(b) and/or to execute and deliver to the Initial Bond Trustee UCC financing statement amendments to exclude the Initial Recovery Property from the assets covered by any existing UCC financing statements relating to [the Receivables, the Additional Securitization Property] or the

Joining Transaction Securitization Property; provided, however, that failure to execute and deliver any such partial release statements, financing statement amendments, documents or instruments, or to do such acts and things, shall not affect or impair the release provided for in this Section 1(b).

(c) [Each of the Initial Bond Issuer and the Initial Bond Trustee, [the Administrative Agent and the Buyer] and each Joining Transaction Issuer and each Joining Transaction Trustee hereby releases all liens and security interests of any kind whatsoever which the Initial Bond Issuer or the Initial Bond Trustee, [the Administrative Agent or Buyer] or each Joining Transaction Issuer or each Joining Transaction Trustee may hold or obtain in the Additional Securitization Property. Each of the Initial Bond Issuer and the Initial Bond Trustee, [the Administrative Agent and Buyer] and each Joining Transaction Issuer and each Joining Transaction Trustee agrees, upon the reasonable written request of the Company or the Additional Bond Trustee, to execute and deliver to the Additional Bond Trustee such UCC partial release statements and other documents and instruments, and to do such other acts and things, as the Company or the Additional Bond Trustee may reasonably request in order to evidence the release provided for in this Section 1(c) and/or to execute and deliver to the Additional Bond Trustee UCC financing statement amendments to exclude the Additional Securitization Property from the assets covered by any existing UCC financing statements relating to Initial Recovery Property[, the Receivables] or Joining Transaction Securitization Property; provided, however, that failure to execute and deliver any such partial release statements, financing statement amendments, documents or instruments, or to do such acts and things, shall not affect or impair the release provided for in this Section 1(c).]

(d) [Each of the Initial Bond Issuer and the Initial Bond Trustee, [the Additional Bond Issuer and the Additional Bond Trustee] and each Joining Transaction Issuer and each Joining Transaction Trustee hereby releases all liens and security interests of any kind whatsoever which either of them may hold or obtain in the Receivables. Each of the Initial Bond Issuer and the Initial Bond Trustee, [the Additional Bond Issuer and the Additional Bond Trustee] and each Joining Transaction Issuer and each Joining Transaction Trustee agrees, upon the reasonable request of the Administrative Agent or Buyer, to execute and deliver to the Administrative Agent or Buyer, as applicable, such UCC partial release statements and other documents and instruments, and to do such other acts and things, as the Administrative Agent or Buyer may reasonably request in order to evidence the release provided for in this Section 1(d) and/or to execute and deliver to the Administrative Agent or Buyer, as applicable, UCC financing statement amendments to exclude such Receivables from the assets covered by any existing UCC financing statements relating to the Initial Recovery Property, [the Additional Securitization Property] or the Joining Transaction Securitization Property; provided, however, that failure to execute and deliver any such partial release statements, financing statement amendments, documents or instruments, or to do such acts and things, shall not affect or impair the release provided for in this Section 1(d).]

(e)  Each of [the Administrative Agent and the Buyer,] Initial Bond Issuer and the Initial Bond Trustee, [the Additional Bond Issuer and the Additional Bond Trustee] and each other Joining Transaction Issuer and each other Joining Transaction Trustee hereby releases all liens and security interests of any kind whatsoever which either of them may hold or obtain in any Joining Transaction Securitization Property. Each of [the Administrative Agent and the Buyer,] Initial Bond Issuer and the Initial Bond Trustee, [the Additional Bond Issuer and the Additional Bond Trustee] and each other Joining Transaction Issuer and each other Joining Transaction Trustee agrees, upon the reasonable request of a Joining Transaction Issuer or Joining Transaction Trustee, to execute and deliver to such Joining Transaction Issuer or Joining Transaction Trustee, as applicable, such UCC partial release statements and other documents and instruments, and to do such other acts and things, as such Joining Transaction Issuer or Joining Transaction Trustee may reasonably request in order to evidence the release provided for in this Section 1(e) and/or to execute and deliver to such Joining Transaction Issuer or Joining Transaction Trustee, as applicable, UCC financing statement amendments to exclude such Joining Transaction Securitization Property from the assets covered by any existing UCC financing statements relating to [the Receivables,] Initial Recovery Property[, Additional Securitization Property] or any other Joining Transaction Securitization Property; provided, however, that failure to execute and deliver any such partial release statements, financing statement amendments, documents or instruments, or to do such acts and things, shall not affect or impair the release provided for in this Section 1(e).

SECTION 2. Deposit Accounts.

(a) The parties hereto each acknowledge that collections with respect to the Initial Recovery Property, [the Additional Securitization Property, the Receivables] and each Joining Transaction Securitization Property may from time to time be deposited into one or more designated accounts of the Company [or the Buyer] (the “Deposit Accounts”) and that such Deposit Accounts may be subject to a security interest of [the Administrative Agent] and account control agreements among the Company, [the Buyer, the Administrative Agent] and the applicable account bank. Subject to Section 4, the Company, in its capacity as a collection agent with respect to each of the Initial Recovery Property, [the Additional Securitization Property, the Receivables and each Joining Transaction Securitization Property, agrees to:

(i)  maintain the collections in the Deposit Accounts for the benefit of the Initial Recovery Property Servicer, the Initial Bond Trustee, the Initial Bond Issuer, [the Additional Securitization Property Servicer, the Additional Bond Trustee, the Additional Bond Issuer, the Receivables Servicer, the Buyer, the Administrative Agent, the Receivables Purchasers,] each Joining Transaction Property Servicer, each Joining Transaction Trustee and each Joining Transaction Issuer, as their respective interests may appear;

(ii) allocate and remit funds from the Deposit Accounts, whether or not commingled, (w) in the case of collections relating to the Initial Recovery Property, at the times and in the manner specified in the Initial Bond Agreements to the Initial Bond Trustee; [(x) in the case of collection relating to the Additional Securitization Property, at the times and in the manner specified in the Additional Bond Agreements to the Additional Bond Trustee; (y) in the case of collections relating to the Receivables, allocate and remit funds to the Receivables Purchasers and the Buyer at the times and in the manner specified in the Receivables Agreements;] and (z) in the case of collections relating to Joining Transaction Securitization Property, at the times and in the manner specified in each such Joining Transaction Bond Agreements to such Joining Transaction Trustee; provided, that:

(A)  to the extent the combined amounts of remittance are insufficient to satisfy amounts owed in respect of the Initial Recovery Charges[, the Additional

Securitization Charges, the Receivables] and Joining Transaction Securitization Charges, the first dollars collected shall be attributed to past due balances (if there is a deficiency, on a pro rata basis), and then such allocation and remittances shall be made on a pro rata basis as among the Initial Recovery Charges[, the Additional Securitization Charges, the Receivables] and Joining Transaction Securitization Charges based on the respective amounts of such Initial Recovery Charges, [Additional Securitization Charges, Receivables] and such Joining Transaction Securitization Charges then due and owing or as otherwise required by the Missouri Public Service Commission; and

(B) to the extent [the Administrative Agent] has exercised exclusive control over any Deposit Account, it shall allocate the funds on deposit therein related to the Initial Recovery Property[, the Additional Securitization Property] and Joining Transaction Securitization Property in accordance with the information provided to it by the Company and consistent with this Section 2, and shall remit such collections related to the Initial Recovery Property at the direction of the Initial Bond Trustee (acting at the written direction of Majority Holders), [such collections related to the Additional Securitization Property at the direction of the Additional Bond Trustee] and such collections related to Joining Transaction Securitization Property at the direction of each such Joining Transaction Trustee; and

(iii)  maintain records as to the amounts deposited into the Deposit Accounts, the amounts remitted therefrom and the allocation as provided above in this subsection (a).]

(b)  The Initial Bond Trustee, the Initial Bond Issuer, [the Additional Bond Trustee, the Additional Bond Issuer, the Buyer, the Receivables Purchasers,] each Joining Transaction Trustee and each Joining Transaction Issuer shall each have the right to require an accounting from time to time of collections, deposits, allocations and remittances by the Company relating to the Deposit Accounts. Because of difficulties inherent in allocating collections on a daily basis, (i) the Initial Recovery Property Servicer may implement estimates for the purposes of determining the amount of collections which are allocable to the Initial Recovery Property, which allocations will be subject to annual reconciliations in accordance with the terms of the Initial Bond Agreements but will otherwise be deemed conclusive, subject to reconciliation as provided in the following sentences, (ii) [the Additional Securitization Property Servicer may implement estimates for the purposes of determining the amount of collections which are allocable to the Additional Securitization Property, which allocations will be subject to annual reconciliations in accordance with the terms of the Additional Bond Agreements but will otherwise be deemed conclusive, subject to reconciliation as provided in the following sentences] and (iii) each Joining Transaction Property Servicer may implement estimates for the purposes of determining the amount of collections which are allocable to such Joining Transaction Securitization Property, which allocations will be subject to annual reconciliations in accordance with the terms of each such Joining Transaction Bond Agreements but will otherwise be deemed conclusive, subject to reconciliation as provided in the following sentences; provided that unless an Event of Default (as defined in the Initial Indenture[, the Additional Indenture] or each Joining Transaction Indenture [and any corresponding term in the Receivables Purchase Agreement]) has occurred and is continuing, the Company shall only be required to prepare one such accounting during any fiscal year.

In the event that the estimated remittances to the Initial Bond Issuer for any calendar year are less than the actual amounts of Initial Customer Charge collections, the Initial Bond Issuer shall look to the Initial Recovery Property Servicer for any such shortfall and shall have no claims against [the Receivables Purchasers, the Additional Bond Issuer] or any Joining Transaction Issuer for such amounts. In the event that the estimated remittances to the Initial Bond Issuer are greater than the actual amounts of Initial Customer Charge collections, the Initial Recovery Property Servicer shall have the right, in accordance with the terms of the Initial Bond Agreements, to net an amount equal to such excess collections out of monies otherwise to be paid to the Initial Bond Issuer[, and the Receivables Purchasers] acknowledge that they shall look solely to the Initial Recovery Property Servicer for such excess collections and shall have no claims against the Initial Bond Issuer for such funds. [In the event that the estimated remittances to the Additional Bond Issuer for any calendar year are less than the actual amounts of Additional Securitization Charge collections, the Additional Bond Issuer shall look to the Additional Securitization Property Servicer for any such shortfall and shall have no claims against the Initial Bond Issuer[, the Receivables Purchasers] or any Joining Transaction Issuer for such amounts.] [In the event that the estimated remittances to the Additional Bond Issuer are greater than the actual amounts of Additional Securitization Charge collections, the Additional Securitization Property Servicer shall have the right, in accordance with the terms of the Additional Bond Agreements, to net an amount equal to such excess collections out of monies otherwise to be paid to the Additional Bond Issuer[, and the Receivables Purchasers] acknowledge that they shall look solely to the Additional Securitization Property Servicer for such excess collections and shall have no claims against the Additional Bond Issuer for such funds.] In the event that the estimated remittances to any Joining Transaction Issuer are greater than the actual amounts of such Joining Transaction Securitization Charge collections, the Joining Transaction Property Servicer shall have the right, in accordance with the terms of such Joining Transaction Bond Agreements, to net an amount equal to such excess collections out of monies otherwise to be paid to such Joining Transaction Issuer, [and the Receivables Purchasers] acknowledge that they shall look solely to such Joining Transaction Property Servicer for such excess collections and shall have no claims against such Joining Transaction Issuer for such funds. Notwithstanding the foregoing, nothing in this paragraph shall prohibit any party from netting any such reconciliation payments owing by such party (the “remitting party”) to another party (the “receiving party”) against the amounts to be paid hereunder to the remitting party by such receiving party.

(c)  [The Initial Bond Trustee, the Initial Bond Issuer, [the Additional Bond Trustee, the Additional Bond Issuer,] each Joining Transaction Trustee and each Joining Transaction Issuer waive any interest in deposits to the Deposit Accounts to the extent that they are properly allocable to Collections with respect to Receivables.] The Administrative Agent and Buyer, [the Additional Bond Trustee and the Additional Bond Issuer,] and each Joining Transaction Trustee and each Joining Transaction Issuer waive any interest in deposits to the Deposit Accounts to the extent that they are properly allocable to Initial Recovery Charges. [The Administrative Agent and Buyer, the Initial Bond Trustee and the Initial Bond Issuer, and each Joining Transaction Issuer and each Joining Transaction Trustee waive any interest in deposits to the Deposit Accounts to the extent they are properly allocable to the Additional Securitization Charges.] The Administrative Agent

and Buyer, the Initial Bond Trustee and the Initial Bond Holder, the Additional Bond Trustee and the Additional Bond Issuer and each other Joining Transaction Trustee and each other Joining Transaction Issuer waive any interest in deposits to the Deposit Accounts to the extent that they are properly allocable to such Joining Transaction Securitization Charges. Each of the parties hereto acknowledges the respective ownership and security interests of the others in amounts on deposit in the Deposit Accounts to the extent of their respective interests as described in this Agreement. ]

(d)  In no event may the Initial Bond Trustee take any action with respect to the Initial Recovery Charges in a manner that would result in the Initial Bond Trustee obtaining possession of, or any control over, [collections of Additional Securitization Charges], Joining Transaction Securitization Charges, [Collections of Receivables] or any Deposit Account. [In the event that the Initial Bond Trustee obtains possession of any Collections related to the Receivables, the Initial Bond Trustee shall notify the Administrative Agent of such fact, shall hold such Collections in trust and shall promptly deliver them to the Administrative Agent upon request.] [In the event that the Initial Bond Trustee obtains possession of any collections of Additional Securitization Charges, the Initial Bond Trustee shall notify the Additional Bond Trustee of such fact, shall hold such collections in trust and shall promptly deliver them to the Additional Bond Trustee upon request.] In the event that the Initial Bond Trustee obtains possession of any collections of Joining Transaction Securitization Charges, the Initial Bond Trustee shall notify such Joining Transaction Trustee of such fact, shall hold such collections in trust and shall promptly deliver them to the Joined upon request.

[In no event may the Additional Bond Trustee take any action with respect to the Additional Securitization Charges in a manner that would result in the Additional Bond Trustee obtaining possession of, or any control over, collections of Initial Recovery Charges, Joining Transaction Securitization Charges, [Collections of Receivables] or any Deposit Account.] [In the event that the Additional Bond Trustee obtains possession of any Collections related to the Receivables, the Additional Bond Trustee shall notify the Administrative Agent of such fact, shall hold such Collections in trust and shall promptly deliver them to the Administrative Agent upon request.] In the event that the Additional Bond Trustee obtains possession of any collections of Initial Recovery Charges, the Additional Bond Trustee shall notify the Initial Bond Trustee of such fact, shall hold such collections in trust and shall promptly deliver them to the Initial Bond Trustee upon request. In the event that the Additional Bond Trustee obtains possession of any collections of Joining Transaction Securitization Charges, the Additional Bond Trustee shall notify such Joining Transaction Trustee of such fact, shall hold such collections in trust and shall promptly deliver them to such Joining Transaction Trustee upon request. ]

In no event may a Joining Transaction Trustee take any action with respect to such Joining Transaction Securitization Charges in a manner that would result in such Joining Transaction Trustee obtaining possession of, or any control over, collections of Initial Recovery Charges, [Additional Securitization Charges, Collections of Receivables,] any other Joining Transaction Securitization Charges or any Deposit Account. [In the event that a Joining Transaction Trustee obtains possession of any Collections related to the Receivables, such Joining Transaction Trustee shall notify the Administrative Agent of such fact, shall hold such Collections in trust and shall promptly deliver them to the Administrative Agent upon request.] In the event that a Joining

Transaction Trustee obtains possession of any collections of Initial Recovery Charges, such Joining Transaction Trustee shall notify the Initial Bond Trustee of such fact, shall hold such collections in trust and shall promptly deliver them to the Initial Bond Trustee upon request. [In the event that a Joining Transaction Trustee obtains possession of any collections of Additional Securitization Charges, such Joining Transaction Trustee shall notify the Additional Bond Trustee of such fact, shall hold such collections in trust and shall promptly deliver them to the Additional Bond Trustee upon request.] In the event that a Joining Transaction Trustee obtains possession of any collections of any other Joining Transaction Securitization Charges, such Joining Transaction Trustee shall notify such other Joining Transaction Issuer of such fact, shall hold such collections in trust and shall promptly deliver them to such other Joining Transaction Issuer upon request.

[Except as contemplated by this Section 2 with respect to the Administrative Agent’s exercise of control over the Deposit Accounts, in no event may the Administrative Agent or Buyer take any action with respect to the collection of Receivables in a manner that would result in the Administrative Agent or Buyer, as applicable, obtaining possession of, or any control over, collections of Initial Recovery Charges[, collections of Additional Securitization Charges] or collections of Joining Transaction Securitization Charges. In the event that the Administrative Agent or Buyer obtains possession of any collections of Initial Recovery Charges, the Administrative Agent or Buyer, as applicable, shall notify the Initial Bond Trustee of such fact, shall hold such collections in trust and shall promptly deliver them to the Initial Bond Trustee upon request. [In the event that the Administrative Agent or Buyer obtains possession of any collections of Additional Securitization Charges, the Administrative Agent or Buyer, as applicable, shall notify the Additional Bond Trustee of such fact, shall hold such collections in trust and shall promptly deliver them to the Additional Bond Trustee upon request.] In the event that the Administrative Agent or Buyer obtains possession of any collections of Joining Transaction Securitization Charges, the Administrative Agent or Buyer, as applicable, shall notify such Joining Transaction Trustee of such fact, shall hold such collections in trust and shall promptly deliver them to the Joining Transaction Trustee upon request.]

SECTION 3. Time or Order of Attachment. The acknowledgments contained in Sections 1 and 2 are applicable irrespective of the time or order of attachment or perfection of security or ownership interests or the time or order of filing or recording of financing statements or mortgages or filings under applicable law.

SECTION 4.  Servicing.

(a) Pursuant to Section 2, the Company, in its role as collection agent hereunder, shall allocate and remit funds received from Customers for the benefit of the Initial Bond Issuer, the Initial Bond Trustee[, the Additional Bond Issuer, the Additional Bond Trustee,] each Joining Transaction Issuer, each Joining Transaction Trustee, [the Buyer and the Receivables Purchasers,] respectively, and shall control the movement of such funds out of the Deposit Accounts in accordance with the terms of this Agreement. To the extent permitted under the Initial Indenture, [the Additional Indenture,] each Joining Transaction Indenture [or the Receivables Purchase Agreement,] the Company may appoint a successor servicer or sub-servicer to act in any of its respective capacities under this Agreement so long as such successor servicer or sub-servicer has executed joinder documentation agreeing to act in such capacity and to be bound by the terms of this Agreement.

(b)  In the event that the Initial Bond Trustee is entitled to and desires to exercise its right, pursuant to the Initial Bond Agreements, to replace the Company as Initial Recovery Property Servicer, [in the event that the Additional Bond Trustee is entitled to and desires to exercise its right, pursuant to the Additional Bond Agreements, to replace the Company as Additional Securitization Property Servicer,] in the event that a Joining Transaction Trustee is entitled to and desires to exercise its right, pursuant to the such Joining Transaction Bond Agreements, to replace the Company as Joining Transaction Property Servicer [or in the event that the Receivables Purchasers are entitled to and desire to exercise their right to replace the Company as Receivables Servicer,] and therefore to terminate the role of the Company as the Initial Recovery Property Servicer, [as the Additional Securitization Property Servicer,] such Joining Transaction Securitization Property Servicer [or as Receivables Servicer], as applicable, hereunder, the party desiring to exercise such right shall promptly give written notice to the other parties hereto (the “Servicer Notice”) in accordance with the notice provisions of this Agreement and consult with the other parties with respect to the Person who would replace the Company in its capacity as Initial Recovery Property Servicer, [as Additional Securitization Property Servicer,] as Joining Transaction Securitization Property Servicer [or as Receivables Servicer]. Any successor to the Company in any of such capacities shall be agreed to by the Initial Bond Trustee (acting at the written direction of the Majority Holders), [the Additional Bond Trustee,] each Joining Transaction Trustee [and the Administrative Agent] within ten (10) Business Days of the date of the Servicer Notice, and such successor shall be subject to satisfaction of the Initial Bonds Rating Agency Condition (as defined below) [and the Additional Bonds Rating Agency Condition (as defined below)] and otherwise satisfy the provisions of the Initial Servicing Agreement, [the Additional Servicing Agreement,] each Joining Transaction Servicing Agreement [and the Receivables Agreements]. For the avoidance of doubt, (i) the removal of the Company as the Initial Recovery Property Servicer shall not automatically cause the removal of the Company [as the Additional Securitization Property Servicer,] as a Joining Transaction Securitization Property Servicer [or as the Receivables Servicer[, [(ii) the removal of the Company as the Additional Securitization Property Servicer shall not automatically cause the removal of the Company as the Initial Recovery Property Servicer, as a Joining Transaction Securitization Property Servicer [or as the Receivables Servicer],] (iii) the removal of the Company as any Joining Transaction Property Servicer shall not automatically cause the removal of the Company as the Initial Recovery Property Servicer, [as the Additional Securitization Property Servicer,] as any other Joining Transaction Property Servicer [or as the Receivables Servicer], [(iv) the removal of the Company as the Receivables Servicer shall not automatically cause the removal of the Company as the Initial Recovery Property Servicer[, as the Additional Securitization Property Servicer] or as a Joining Transaction Property Servicer,] and (v) the roles of Initial Recovery Property Servicer, [Additional Securitization Property Servicer,] each Joining Transaction Property Servicer [and Receivables Servicer] may be held by different Persons so long as each such Person has agreed to be bound by the provisions of this Agreement. “Business Day” means any day other than a Saturday, Sunday, or any holiday for national banks or any New York banking corporation in New York, New York or the city in which the Corporate Trust Office (as defined in the Initial Indenture and the Additional Indenture) is located. Any Person named as replacement collection agent in accordance with this Section 4 is referred to herein as a “Replacement Collection Agent.” The parties hereto agree that any entity succeeding to the rights of the Company in its capacity as Initial Recovery Property Servicer, [Additional Securitization Property Servicer,] a Joining Transaction Property Servicer [or as Receivables Servicer] hereunder shall execute customary joinder documentation agreeing to act in such capacity and to be bound by the terms of this Agreement.

(c)  Anything in this Agreement to the contrary notwithstanding, any action taken by the Initial Bond Trustee, [the Additional Bond Trustee,] a Joining Transaction Trustee [or the Administrative Agent] to appoint a Replacement Collection Agent pursuant to this Section 4 shall be subject to the Initial Bonds Rating Agency Condition [and the Additional Bonds Rating Agency Condition]. For the purposes of this Agreement, (i) the “Initial Bonds Rating Agency Condition” means the “Rating Agency Condition” as such term is defined in the Initial Indenture, and (ii) the [“Additional Bonds Rating Agency Condition” means the “Rating Agency Condition” as such term is defined in the Additional Indenture.] The parties hereto acknowledge and agree that the approval or the consent of the rating agencies which is required in order to satisfy the Initial Bonds Rating Agency Condition [or the Additional Bonds Rating Agency Condition] is not subject to any standard of commercial reasonableness, and the parties are bound to satisfy this condition whether or not the rating agencies are unreasonable or arbitrary.

SECTION 5. Sharing of Information. The parties hereto agree to cooperate with each other and make available to each other or any Replacement Collection Agent any and all records and other data relevant to the Initial Recovery Property, [the Additional Securitization Property,] the Joining Transaction Securitization Property [and the Receivables] which they may from time to time possess or receive from the Company, the Initial Recovery Property Servicer, [the Additional Securitization Property Servicer,] any Joining Transaction Property Servicer or [the Receivables Servicer] or any successor hereto or thereto, including, without limitation, any and all computer programs, data files, documents, instruments, files and records and any receptacles and cabinets containing the same. The Company hereby consents to the release of information regarding the Company pursuant to this Section 5.

SECTION 6. No Joint Venture; No Fiduciary Obligations; Etc..

(a)  Nothing herein contained shall be deemed as effecting a joint venture among any of the Company, the Initial Bond Issuer, the Initial Bond Trustee, the Initial Recovery Property Servicer, [the Additional Bond Issuer, the Additional Bond Trustee, the Additional Securitization Property Servicer,] each Joining Transaction Issuer, each Joining Transaction Trustee, [the Administrative Agent, the Receivables Servicer and the Buyer].

(b)  [Neither Buyer nor the Administrative Agent is the agent of, or owes any fiduciary obligation to, the Initial Bond Trustee, the Initial Bond Issuer, [the Additional Bond Trustee, the Additional Bond Issuer,] any Joining Transaction Issuer, any Joining Transaction Trustee, the Holders or any other party under this Agreement. Each of the Initial Bond Trustee (on behalf of itself and the Holders), the Initial Bond Issuer, [the Additional Bond Trustee (on behalf of itself and the Holders), the Additional Bond Issuer,] each Joining Transaction Trustee (on behalf of itself and each of the Holders), each Joining Transaction Issuer and the Company hereby waives any right that it may now have or hereafter acquire to make any claim against Buyer or the Administrative Agent, in their respective capacities as such, on the basis of any such fiduciary obligation hereunder. None of the Initial Bond Trustee, the Initial Bond Issuer, [the Additional Bond Trustee, the Additional Bond Issuer,] any Joining Transaction Issuer or any Joining Transaction Trustee is the agent of, or owes any fiduciary obligation to, Buyer or the Administrative Agent or any other party under this Agreement. Each of the Administrative Agent, the Company and Buyer hereby waives any right that it may now have or hereafter acquire to make any claim against the Initial Bond Trustee, the Initial Bond Issuer, [the Additional Bond Trustee, the Additional Bond Issuer,] any Joining Transaction Trustee or any Joining Transaction Issuer on the basis of any such fiduciary obligation hereunder.]

(c)  Notwithstanding anything herein to the contrary, none of[ Buyer, the Administrative Agent,] the Initial Bond Trustee, the Initial Bond Issuer, [the Additional Bond Trustee, the Additional Bond Issuer,] any Joining Transaction Trustee or any Joining Transaction Issuer shall be required to take any action that exposes it to personal liability or that is contrary to the Initial Indenture, [the Additional Indenture,] each applicable Joining Transaction Indenture, the Servicing Agreement[, any Receivables Agreement] or applicable law.

(d)  None of [Buyer, the Administrative Agent,] the Initial Bond Trustee, the Initial Bond Issuer, [the Additional Bond Trustee, the Additional Bond Issuer,] any Joining Transaction Trustee, any Joining Transaction Issuer nor any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement, except for its or their own negligence, bad faith or willful misconduct. Without limiting the foregoing, each of [Buyer, the Administrative Agent,] the Initial Bond Trustee, the Initial Bond Issuer, [the Additional Bond Trustee, the Additional Bond Issuer,] each Joining Transaction Trustee and each Joining Transaction Issuer: (i) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to any party and shall not be responsible to any party for any statements, warranties or representations made by any other party in connection with this Agreement or any other agreement; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any other agreement on the part of any other party; and (iv) shall incur no liability under or in respect of this Agreement by acting upon any writing (which may be by electronic transmission) believed by it in good faith to be genuine and signed or sent by the proper party or parties.

SECTION 7. Method of Adjustment and Allocation. Each of the parties hereto acknowledges that (i) the Initial Recovery Property Servicer will adjust, calculate and allocate payments of Initial Recovery Charges in accordance with Section 4.01 of the Initial Servicing Agreement and Section 6 of Annex 1 of the Initial Servicing Agreement in the form attached thereto, [(ii) the Additional Securitization Property Servicer will adjust, calculate and allocate payments of Additional Securitization Charges in accordance with Section [  ] of the Additional Servicing Agreement and [Section [  ] of Annex [  ]] of the Additional Servicing Agreement in the form attached thereto] and (iii) each Joining Transaction Property Servicer will adjust, calculate and allocate payments of such Joining Transaction Securitization Charges in accordance with the applicable sections of the applicable Joining Transaction Servicing Agreement. Each of the parties hereto hereby acknowledges that (a) none of the [Administrative Agent, the Receivables

Purchasers, the Additional Bond Issuer, the Additional Bond Trustee,] any Joining Transaction Issuer or any Joining Transaction Trustee shall be deemed or required under this Agreement to have any knowledge of or responsibility for the terms of the Initial Servicing Agreement and Annex 1 thereto, or any adjustment, calculation and allocation thereunder, [(b) none of [the Administrative Agent, the Receivables Purchasers,] the Initial Bond Issuer, the Initial Bond Trustee, any Joining Transaction Issuer or any Joining Transaction Trustee shall be deemed or required under this Agreement to have any knowledge of or responsibility for the terms of the Additional Servicing Agreement and [Annex [  ] thereto], or any adjustment, calculation and allocation thereunder] and (c) none of the [Administrative Agent, the Receivables Purchasers,] the Initial Bond Issuer or the Initial Bond Trustee, [the Additional Bond Issuer or the Additional Bond Trustee], any Joining Transaction Issuer (excluding the Joining Transaction Issuer party to the applicable Joining Transaction Servicing Agreement) or any Joining Transaction Trustee (excluding the Joining Transaction Trustee party to the applicable Joining Transaction Servicing Agreement) shall be deemed or required under this Agreement to have any knowledge of or responsibility for the terms of such Joining Transaction Servicing Agreement and the relevant provisions thereto, or any adjustment, calculation and allocation thereunder. Accordingly, (A) each of [the Administrative Agent, the Receivables Purchasers, the Additional Bond Issuer, the Additional Bond Trustee,] each Joining Transaction Issuer and each Joining Transaction Trustee may, solely for the purposes of this Agreement, conclusively rely on the accuracy of the calculations of the Initial Recovery Property Servicer in making adjustments, calculations and allocations under the Initial Servicing Agreement and Annex 1 thereto, [(B) each of [the Administrative Agent, the Receivables Purchasers,] the Initial Bond Issuer, the Initial Bond Trustee, each Joining Transaction Issuer and each Joining Transaction Trustee may, solely for the purposes of this Agreement, conclusively rely on the accuracy of the calculations of the Additional Securitization Property Servicer in making adjustments, calculations and allocations under the Additional Servicing Agreement and [Annex [  ] thereto]] and (C) each of the [Administrative Agent, the Receivables Purchasers,] the Initial Bond Issuer, the Initial Bond Trustee, [the Additional Bond Issuer, the Additional Bond Trustee,] any Joining Transaction Issuer (excluding the Joining Transaction Issuer party to the applicable Joining Transaction Servicing Agreement) or any Joining Transaction Trustee (excluding the Joining Transaction Trustee party to the applicable Joining Transaction Servicing Agreement), solely for the purposes of this Agreement, conclusively rely on the accuracy of the calculations of the Joining Transaction Property Servicer in making adjustments, calculations and allocations under the Joining Transaction Servicing Agreement and the relevant provisions thereto. Such acknowledgement shall not relieve [the Receivables Servicer of any of its obligations to make payments in accordance with the terms of the Receivables Agreements, nor shall it relieve] the Initial Recovery Property Servicer of its obligations under the Initial Servicing Agreement, [the Additional Securitization Property Servicer of its obligations under the Additional Servicing Agreement] or each Joining Transaction Servicer of its obligations under the Joining Transaction Servicing Agreement.

SECTION 8. Termination. This Agreement shall terminate upon such time that at least two of the following have occurred: (a) the payment in full of the Initial Recovery Bonds, [(b) the payment in full of the Additional Securitization Bonds,] (c) the payment in full of each of the Joining Transaction Securitization Bonds [and (d) the termination of the Receivables Agreements as to the Company] and the release of the Company from all further obligations thereunder, except that the understandings and acknowledgements contained in Sections 1, 2, 3 and 15 shall survive the termination of this Agreement. In addition, this Agreement shall terminate and be of no further force and effect: (i) with respect to the Initial Bond Issuer, the Initial Bond Trustee and the Initial Bond Servicer, upon the payment in full of the Initial Recovery Bonds,[ (ii) with respect to the Additional Bond Issuer, the Additional Bond Trustee and the Additional Bond Servicer, upon the payment in full of the Additional Securitization Bonds,] (iii) with respect to each Joining Transaction Bond Issuer, such Joining Transaction Trustee and such Joining Transaction Bond Servicer, upon the payment in full of such Joining Transaction Securitization Bonds, and [(iv) with respect to the Administrative Agent, the Buyer, the Receivables Purchasers and the Receivables Servicer, the termination of the Receivables Agreements as to the Company] and the release of the Company from all further obligations thereunder.

SECTION 9. Governing Law; Jurisdiction; Waiver of Jury Trial.

(a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.

(b) Each of the parties hereto hereby irrevocably submits to the non-exclusive jurisdiction of any New York state court sitting in the Borough of Manhattan in The City of New York or any U.S. federal court sitting in the Borough of Manhattan in The City of New York in respect of any suit, action or proceeding arising out of or relating to this Agreement and irrevocably accepts for itself and in respect of its respective property, generally and unconditionally, jurisdiction of the aforesaid courts; and each party hereto agrees to, and irrevocably waives any objection based on forum non conveniens or venue not to, appear in such state or U.S. federal court located in the Borough of Manhattan.

(c) EACH OF THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

SECTION 10. Further Assurances. Each of the parties hereto agrees to execute any and all agreements, instruments, financing statements, releases and any and all other documents reasonably requested by any of the other parties hereto in order to effectuate the intent of this Agreement. In each case where a release is to be given pursuant to this Agreement, the term release shall include any documents or instruments necessary to effect a release, as contemplated by this Agreement. All releases, subordinations and other instruments submitted to the executing party are to be prepared at the expense of the Company. Notwithstanding anything herein to the contrary, (i) the Initial Bond Trustee shall not be required to execute any such agreements, instruments, releases or other documents unless directed to do so by an “Issuer Order,” as such term is defined in the Initial Indenture, [(ii) the Additional Bond Trustee shall not be required to execute any such agreements, instruments, releases or other documents unless directed do so by an “Issuer Order,” as such term is defined in the Additional Indenture and] (iii) no Joining Transaction Issuer shall be required to execute any such agreements, instruments, releases or other documents unless directed do so by an “Issuer Order,” as such term is defined in such Joining Transaction Indenture.

SECTION 11. Limitation on Rights of Others. This Agreement is solely for the benefit of the parties hereto, the Holders of the Initial Recovery Bonds, [the Holders of the Additional Securitization Bonds,] the Holders of each of the Joining Transaction Securitization Bonds [and the Receivables Purchasers], and no other person or entity shall have any rights, benefits, priority or interest under or because of the existence of this Agreement.

SECTION 12. Amendments. Except for any Joinder Agreement, no amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and signed by all of the parties hereto; provided that no such amendment shall be effective unless the Initial Bonds Rating Agency Condition [and the Additional Bonds Rating Agency Condition] shall have been satisfied with respect thereto and provided, further, that no party hereto shall be required to execute any such amended agreement on terms which are materially more disadvantageous to it or to the Holders of the Initial Recovery Bonds (in the case of the Initial Bond Trustee), [to the Holders of the Additional Securitization Bonds (in the case of the Additional Bond Trustee)], to the Holders of each of the Joining Transaction Securitization Bonds (in the case of each such Joining Transaction Trustee) [or to the Receivables Purchasers (in the case of the Administrative Agent)] than the terms contained herein. In addition, (i) the Initial Bond Trustee shall not be required to execute any such amendment unless directed to do so by an “Issuer Order,” as such term is defined in the Initial Indenture, [(ii) the Additional Bond Trustee shall not be required to execute any such amendment unless directed to do so by an “Issuer Order,” as such term is defined in the Additional Indenture and] (iii) no Joining Transaction Trustee shall be required to execute any such amendment unless directed to do so by an “Issuer Order,” as such term is defined in such Joining Transaction Indenture.

SECTION 13. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other Persons, or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

SECTION 14. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. The parties hereto agree that this Agreement may be electronically signed, that any digital or electronic signatures (including pdf or electronically imaged signatures provided by DocuSign or any other digital signature provider as specified in writing to the Indenture Trustee) appearing on this Agreement are the same as handwritten signatures for the purposes of validity, enforceability and admissibility, and that delivery of any such electronic signature to, or a signed copy of, this Agreement may be made by email or other electronic transmission. The Issuer agrees to assume all risks arising out of the use of digital signatures and electronic methods of submitting such signatures to the Indenture Trustee, including without limitation the risk of the Indenture Trustee acting upon documents with unauthorized signatures and the risk of interception and misuse by third parties.

SECTION 15. Nonpetition Covenant.

(a) Notwithstanding any prior termination of this Agreement, the Initial Indenture[, the Additional Indenture], or any Joining Transaction Indenture, each of the parties covenants that it shall not, prior to the date which is one year and one day after payment in full of the Initial Recovery Bonds[, the Additional Securitization Bonds] and each of the Joining Transaction Securitization Bonds, acquiesce, petition or otherwise invoke or cause the Initial Bond Issuer[, the Additional Bond Issuer] or any Joining Transaction Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Initial Bond Issuer[, the Additional Bond Issuer] or any Joining Transaction Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Initial Bond Issuer or any substantial part of its property[, the Additional Bond Issuer or any substantial part of its property], or any Joining Transaction Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Initial Bond Issuer[, the Additional Bond Issuer] or any Joining Transaction Issuer. Nothing in this Section 15 shall preclude, or be deemed to estop, any party hereto (a) from taking or omitting to take any action prior to such date in (i)(A) any case or proceeding voluntarily filed or commenced by or on behalf of the Initial Bond Issuer under or pursuant to any such law or (B) any involuntary case or proceeding pertaining to the Initial Bond Issuer that is filed or commenced by or on behalf of a Person other than the Initial Bond Trustee, as the case may be, and is not joined in by the Initial Bond Trustee, as the case may be, under or pursuant to any such law, (ii)[(A) any case or proceeding voluntarily filed or commenced by or on behalf of the Additional Bond Issuer under or pursuant to any such law or (B) any involuntary case or proceeding pertaining to the Additional Bond Issuer that is filed or commenced by or on behalf of a Person other than the Additional Bond Trustee, as the case may be, and is not joined in by the Additional Bond Trustee, as the case may be, under or pursuant to any such law, (iii)](A) any case or proceeding voluntarily filed or commenced by or on behalf of a Joining Transaction Issuer under or pursuant to any such law or (B) any involuntary case or proceeding pertaining to such Joining Transaction Issuer that is filed or commenced by or on behalf of a Person other than the relevant Joining Transaction Trustee, as the case may be, and is not joined in by the relevant Joining Transaction Trustee, as the case may be, under or pursuant to any such law, or (b) from commencing or prosecuting any legal action that is not an involuntary case or proceeding under or pursuant to any such law against the Initial Bond Issuer[, the Additional Bond Issuer], any other Joining Transaction Issuer or any of its properties.

(b)  [Notwithstanding any prior termination of this Agreement or the Receivables Purchase Agreement, each of the parties hereto other than the Administrative Agent hereby covenants and agrees that it shall not, prior to the date which is one year and one day after the [termination of the Receivables Purchase Agreement and the payment in full of all amounts owing by Buyer thereunder, acquiesce, petition or otherwise invoke or cause Buyer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against Buyer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Buyer or any substantial part of the property of Buyer, or ordering the winding up or liquidation of the affairs of Buyer.]

SECTION 16. Trustees. U.S. Bank Trust Company, National Association, as Initial Bond Trustee, in acting hereunder, is entitled to all rights, benefits, protections, immunities and indemnities accorded to it under the Initial Indenture. [[             ], as Additional Bond Trustee, in acting hereunder, is entitled to all rights, benefits, protections, immunities and indemnities accorded to it under the Additional Indenture.] Each Joining Transaction Trustee, as defined in the applicable Joinder Agreement, is entitled to all rights, benefits, protections, immunities and indemnities accorded to it under the applicable Joining Transaction Indenture.

SECTION 17. Notices, Etc.. Any notice provided or permitted by this Agreement to be made upon, given or furnished to or filed with any party hereto shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing by electronic transmission (including email), first-class mail or overnight delivery service to the applicable party at its address set forth on Exhibit B hereto or, as to any party, at such other address as shall be designated by such party by written notice to the other parties hereto.

SECTION 18. Joinder of New Parties. In the event that any Joining Transaction Issuer enters into any new receivables program in order to sell Joining Transaction Securitization Property and the collections from such Joining Transaction Securitization Property are to be directed to the Deposit Accounts, then the Company shall, as a condition to entering into any such program, cause such new Joining Transaction Issuer, new Joining Transaction Trustee and new Joining Transaction Property Servicer to become parties to this Agreement by executing and delivering to the Company, a Joinder Agreement in the form of Exhibit A attached hereto, appropriately completed, which Joinder Agreement shall become effective when such Joinder Agreement is executed by the new Joining Transaction Issuer, new Joining Transaction Trustee and new Joining Transaction Property Servicer[, the Administrative Agent] and the Company, and delivered to each other party hereto; provided, however, that if any default, event of default or event of termination has occurred and is continuing under any new Joining Transaction Bond Agreement, then the consent of the parties hereto shall be required.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

NEW YORK STATE GAS & ELECTRIC CORPORATION, as Company, as Initial Recovery Property Servicer, as Additional Securitization Property Servicer, as Receivables Servicer and as a collection agent

By:
Name:
Title:

NYSEG STORM FUNDING, LLC

By:
Name:
Title:

[NAME], as Buyer

By:
Name:
Title:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Initial Bond Trustee

By:
Name:
Title:

Signature Page to

Intercreditor Agreement

[Insert Admin Agent name], as Administrative Agent

By:
Name:
Title:

[SPE II]

By:
Name:
Title:

[NAME], as Buyer

By:
Name:
Title:

[ ], not in its individual capacity, but solely as Additional Bond Trustee

By:
Name:
Title:

EXHIBIT A

FORM OF JOINDER AGREEMENT

This Joinder Agreement, dated as of [    ] [  ], 20[ ] (this “Joinder Agreement”) is entered into by and among New York State Gas & Electric Corporation (the “Company”), [ ], in its role as Administrative Agent under the Agreement (as defined below) and [  ], as a Joining Transaction Trustee (the “Joining Transaction Trustee”) and [  ] as a Joining Transaction Issuer (the “Joining Transaction Issuer”) in connection with, and pursuant to, the Intercreditor Agreement, dated as of [ ], 20[ ] (such agreement as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), by and among the Company, [ ], each trustee, indenture trustee, lender, administrative agent, collateral agent, purchaser or other party (excluding any Joining Transaction Issuer) joined by execution of the Joinder Agreement, each Joining Transaction Issuer joined by execution of a Joinder Agreement and New York State Gas & Electric Corporation, not in its individual capacity but solely as agent (the “Administrative Agent”). Capitalized terms used but not defined herein shall have the meanings given them in the Agreement.

WHEREAS, the each of the Joining Transaction Trustee, Joining Transaction Issuer and Joining Transaction Property Servicer (collectively, the “Joining Parties,” and each, a “Joining Party”) wish to obtain the benefits and assume the burdens of being a Joining Transaction Trustee, Joining Transaction Issuer and Joining Transaction Property Servicer, as applicable, under the Agreement;

NOW, THEREFORE, the Joining Parties, by their execution and delivery of this Agreement, agree to the terms and conditions of the Agreement and to be bound thereby as a Joining Transaction Trustee, Joining Transaction Issuer and Joining Transaction Property Servicer, as applicable. The Company and the Joining Parties agree that the obligations of the Company under the Joining Transaction Bond Agreements (as defined in the Agreement) entitled to the benefits of Agreement and the other terms and conditions of the Agreement.

Notices to the undersigned to be delivered pursuant to Section 17 of the Agreement may be delivered at the following address:

[ ]
[ ]
[ ]
[ ]

THIS JOINDER AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

This Joinder Agreement may be executed by one or more of the parties to this Joinder Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Joinder Agreement by emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of an original executed counterpart hereof or any other electronic means as provided in the immediately following sentence. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Joinder Agreement and the transactions contemplated hereby shall be deemed to include an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[signatures appear on the following page]

IN WITNESS WHEREOF, the parties have caused this Joinder Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

NEW YORK STATE GAS & ELECTRIC CORPORATION, as Company and Joining Transaction Property Servicer

By:
Name:
Title:

[ ], as Administrative Agent

By:
Name:
Title:

[ ], not in its individual capacity, but solely as Joining Transaction Trustee

By:
Name:
Title:

[ ], as Joining Transaction Issuer

By:
Name:
Title:

EXHIBIT B

NOTICE ADDRESSES

New York State Gas & Electric Corporation

180 S. Clinton Avenue, 5th Floor

Rochester, NY 14607

Telephone: (207) 629-1190

Email:

NYSEG Storm Funding, LLC

162 Canco Rd.

Portland, Maine 04103

Telephone: (207) 629-1190

Email:

[Buyer]

[Address]

Attention:

Telephone:

Facsimile:

Email:

[Administrative Agent]

[Address]

Attention:

Telephone:

Facsimile:

Email:

U.S. Bank Trust Company, National Association

190 S. Lasalle Street, 7th Floor

Chicago, IL 60603

Attention:

Telephone: Email:

[SPE II]

162 Canco Rd.

Portland, Maine 04103

Telephone:

Email:

[Additional Trustee]

[Address]

Attention:

Telephone:

Facsimile:

Email:

124042.0000003 DMS 309660553v2